  Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Global Clean Energy Holdings, Inc. (the “Company”) hereby certifies that, to the best of his knowledge:

(i)
The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 31, 2015	By /s/ DONNA REILLY Donna Reilly Chief Financial Officer